UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 3, 2021

LAKELAND BANCORP, INC.

(Exact name of the registrant as specified in its charter)

New Jersey	000-17820	22-2953275
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

250 Oak Ridge Road Oak Ridge, New Jersey	07438
(Address of principal executive offices)	(Zip Code)

(973) 697-2000

(Registrant’s telephone number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no Par Value	LBAI	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 3, 2021, Lakeland Bancorp, Inc. (“Lakeland”) held a special meeting of shareholders (the “Special Meeting”) related to the issuance of Lakeland common stock pursuant to Lakeland’s proposed merger with 1st Constitution Bancorp (“1st Constitution”). At the close of business on the record date of the Special Meeting, there were a total of 50,606,365 shares of common stock outstanding and entitled to vote at the Special Meeting. At the Special Meeting, 38,637,931 shares of common stock were represented, therefore a quorum was present. At the Special Meeting, Lakeland’s shareholders voted on two proposals, as more specifically described in the joint proxy statement/prospectus of Lakeland and 1st Constitution, dated October 15, 2021 (the “joint proxy statement/prospectus”). Set forth below are the final results of shareholder votes for all proposals.

Proposal 1 – Approval of Lakeland Share Issuance

The proposal to approve the issuance of Lakeland common stock to holders of 1st Constitution common stock pursuant to the Agreement and Plan of Merger, dated as of July 11, 2021, between Lakeland Bancorp, Inc. and 1st Constitution Bancorp, was approved by the requisite majority of votes cast by shareholders at the Special Meeting, as indicated below:

For	Against	Abstain	Broker Non-Votes
38,123,158	444,843	69,931	0

Proposal 2 – Adjournment Proposal

The proposal to transact such other business as shall properly come before the Special Meeting, which may include a motion to adjourn the meeting to another time or place in order to solicit additional proxies in favor of the issuance of Lakeland common stock to holders of 1st Constitution common stock pursuant to the Agreement and Plan of Merger, dated as of July 11, 2021, between Lakeland Bancorp, Inc. and 1st Constitution Bancorp, was approved by the requisite majority of votes cast by shareholders at the Special Meeting, as indicated below:

For	Against	Abstain	Broker Non-Votes
35,665,232	2,853,890	118,809	0

Although Proposal 2 was approved, the adjournment of the Special Meeting was not necessary because Lakeland’s shareholders approved Proposal 1.

Item 8.01.	Other Events

On December 7, 2021, Lakeland and 1st Constitution issued a joint press release announcing that each company’s shareholders had approved their respective shareholder proposals in connection with the proposed merger of 1st Constitution with and into Lakeland. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(a)             Financial statements of businesses acquired. None.

(b)             Pro forma financial information. None.

(c)             Shell company transactions: None.

(d)             Exhibits.

99.1	Joint Press Release dated December 7, 2021

104.1	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LAKELAND BANCORP, INC.

DATE: December 7, 2021	By:	/s/ Timothy J. Matteson
Timothy J. Matteson
Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary